UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 25, 2016

KINDRED HEALTHCARE, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-14057	61-1323993
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

680 South Fourth Street

Louisville, Kentucky

(Address of principal executive offices)

40202

(Zip Code)

Registrant’s telephone number, including area code: (502) 596-7300

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation to the registrant under any of the following provisions:

❒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

❒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

❒	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

❒	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Kindred Healthcare, Inc. (the “Company”) entered into an indemnification agreement, dated as of May 25, 2016, with Mr. Paul J. Diaz, the Company’s former Executive Vice Chairman of the Board and a current director.

The indemnification agreement entered into between the Company and Mr. Diaz is the Company’s standard form of indemnification agreement, a copy of which was filed as Exhibit 10.7 to the Company’s Form 10-K for the year ended December 31, 2015 (Comm. File No. 001-14057). The indemnification agreement provides indemnity, including the advancement of expenses, against liabilities incurred in the performance of Mr. Diaz’s duties to the fullest extent permitted by the General Corporation Law of the State of Delaware.

Item 5.07.	Submission of Matters to a Vote of Security Holders.

On May 25, 2016, the Company held its 2016 Annual Meeting of Shareholders (the “Annual Meeting”). At the Annual Meeting, the Company’s shareholders voted to elect the following board members to terms expiring at the Company’s 2017 Annual Meeting of Shareholders: Joel Ackerman, Jonathan D. Blum, Benjamin A. Breier, Thomas P. Cooper, M.D., Paul J. Diaz, Heyward R. Donigan, Richard Goodman, Christopher T. Hjelm, Frederick J. Kleisner, Sharad Mansukani, M.D., and Phyllis R. Yale.

In addition to electing directors, the Company’s shareholders approved the Company’s executive compensation program and ratified the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for fiscal year 2016.

The final voting results on these matters were as follows:

1.	Election of Directors:

Name	For	Against	Abstain	Broker Non-Votes
a. Joel Ackerman	74,624,763	792,466	32,940	4,380,988
b. Jonathan D. Blum	74,603,934	805,788	40,447	4,380,988
c. Benjamin A. Breier	74,659,690	756,801	33,678	4,380,988
d. Thomas P. Cooper, M.D.	74,541,630	873,824	34,715	4,380,988
e. Paul J. Diaz	74,649,691	766,113	34,365	4,380,988
f. Heyward R. Donigan	74,611,001	804,106	35,062	4,380,988
g. Richard Goodman	74,574,895	840,848	34,426	4,380,988
h. Christopher T. Hjelm	74,673,654	741,951	34,564	4,380,988
i. Frederick J. Kleisner	74,605,863	809,331	34,975	4,380,988
j. Sharad Mansukani, M.D.	75,022,540	393,006	34,563	4,380,988
k. Phyllis R. Yale	74,617,408	797,877	34,884	4,380,988

2.	Non binding advisory vote to approve the compensation of the Company’s named executive officers disclosed in the Company’s 2016 Proxy Statement:

For	Against	Abstain	Broker Non-Votes
63,414,768	11,891,794	143,607	4,380,988

3.	Proposal to ratify the appointment of PricewaterhouseCoopers, LLP as the Company’s independent registered public accounting firm for fiscal year 2016:

For	Against	Abstain	Broker Non-Votes
79,250,745	488,175	92,237	0

Item 8.01.	Other Events.

Incorporated by reference is a press release issued by the Company on May 25, 2016 announcing the vote results from the Annual Meeting, which is attached hereto as Exhibit 99.1.

Item 9.01.	Exhibits.

(d)	Exhibits

Exhibit	Description

99.1	Press release dated May 25, 2016.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.

KINDRED HEALTHCARE, INC.

Date: May 26, 2016	By:	/s/ Joseph L. Landenwich
Joseph L. Landenwich
General Counsel and Corporate Secretary

EXHIBIT INDEX

Exhibit	Description

99.1	Press release dated May 25, 2016.